EXHIBIT 24

                                POWER OF ATTORNEY

                              TRAVELERS GROUP INC.

                                   (Form S-8)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), to be offered by the Company pursuant to the Travelers Group 401(k) Savings Plan (the "Plan"), and interests in the Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 or another appropriate form in respect of the registration of such Common Stock and Plan interests and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock and Plan interests under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of March, 1997.


                                                     /s/ C. Michael Armstrong
                                                   -----------------------------
                                                   (Signature)
                                                        C. Michael Armstrong

                                POWER OF ATTORNEY

                              TRAVELERS GROUP INC.

                                   (Form S-8)


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), to be offered by the Company pursuant to the Travelers Group 401(k) Savings Plan (the "Plan"), and interests in the Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 or another appropriate form in respect of the registration of such Common Stock and Plan interests and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock and Plan interests under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of March, 1997.


                                                    /s/ Kenneth J. Bialkin
                                                  ------------------------------
                                                  (Signature)
                                                        Kenneth J. Bialkin

                                POWER OF ATTORNEY

                              TRAVELERS GROUP INC.

                                   (Form S-8)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), to be offered by the Company pursuant to the Travelers Group 401(k) Savings Plan (the "Plan"), and interests in the Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 or another appropriate form in respect of the registration of such Common Stock and Plan interests and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock and Plan interests under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of March, 1997.

                                                       /s/ Edward H. Budd
                                                  ------------------------------
                                                  (Signature)
                                                           Edward H. Budd

                                POWER OF ATTORNEY

                              TRAVELERS GROUP INC.

                                   (Form S-8)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), to be offered by the Company pursuant to the Travelers Group 401(k) Savings Plan (the "Plan"), and interests in the Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 or another appropriate form in respect of the registration of such Common Stock and Plan interests and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock and Plan interests under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of March, 1997.


                                                /s/ Joseph A. Califano, Jr.
                                             -----------------------------------
                                             (Signature)
                                                   Joseph A. Califano, Jr.

                                POWER OF ATTORNEY

                              TRAVELERS GROUP INC.

                                   (Form S-8)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), to be offered by the Company pursuant to the Travelers Group 401(k) Savings Plan (the "Plan"), and interests in the Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 or another appropriate form in respect of the registration of such Common Stock and Plan interests and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock and Plan interests under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of March, 1997.


                                                    /s/ Douglas D. Danforth
                                                 -------------------------------
                                                 (Signature)
                                                        Douglas D. Danforth

                                POWER OF ATTORNEY

                              TRAVELERS GROUP INC.

                                   (Form S-8)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), to be offered by the Company pursuant to the Travelers Group 401(k) Savings Plan (the "Plan"), and interests in the Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 or another appropriate form in respect of the registration of such Common Stock and Plan interests and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock and Plan interests under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of March, 1997.


                                                     /s/ Robert F. Daniell
                                                 -------------------------------
                                                 (Signature)
                                                        Robert F. Daniell

                                POWER OF ATTORNEY

                              TRAVELERS GROUP INC.

                                   (Form S-8)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), to be offered by the Company pursuant to the Travelers Group 401(k) Savings Plan (the "Plan"), and interests in the Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 or another appropriate form in respect of the registration of such Common Stock and Plan interests and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock and Plan interests under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of March, 1997.


                                                     /s/ Leslie B. Disharoon
                                                  ------------------------------
                                                  (Signature)
                                                        Leslie B. Disharoon

                                POWER OF ATTORNEY

                              TRAVELERS GROUP INC.

                                   (Form S-8)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), to be offered by the Company pursuant to the Travelers Group 401(k) Savings Plan (the "Plan"), and interests in the Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 or another appropriate form in respect of the registration of such Common Stock and Plan interests and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock and Plan interests under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of March, 1997.


                                                        /s/ Gerald R. Ford
                                                     ---------------------------
                                                     (Signature)
                                                            Gerald R. Ford

                                POWER OF ATTORNEY

                              TRAVELERS GROUP INC.

                                   (Form S-8)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), to be offered by the Company pursuant to the Travelers Group 401(k) Savings Plan (the "Plan"), and interests in the Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 or another appropriate form in respect of the registration of such Common Stock and Plan interests and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock and Plan interests under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of March, 1997.


                                                          /s/ Ann D. Jordan
                                                      --------------------------
                                                      (Signature)
                                                             Ann D. Jordan

                                POWER OF ATTORNEY

                              TRAVELERS GROUP INC.

                                   (Form S-8)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), to be offered by the Company pursuant to the Travelers Group 401(k) Savings Plan (the "Plan"), and interests in the Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 or another appropriate form in respect of the registration of such Common Stock and Plan interests and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock and Plan interests under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of March, 1997.


                                                        /s/ Robert I. Lipp
                                                     ---------------------------
                                                     (Signature)
                                                            Robert I. Lipp

                                POWER OF ATTORNEY

                              TRAVELERS GROUP INC.

                                   (Form S-8)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), to be offered by the Company pursuant to the Travelers Group 401(k) Savings Plan (the "Plan"), and interests in the Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 or another appropriate form in respect of the registration of such Common Stock and Plan interests and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock and Plan interests under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of March, 1997.


                                                       /s/ Dudley C. Mecum
                                                    ----------------------------
                                                    (Signature)
                                                           Dudley C. Mecum

                                POWER OF ATTORNEY

                              TRAVELERS GROUP INC.

                                   (Form S-8)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), to be offered by the Company pursuant to the Travelers Group 401(k) Savings Plan (the "Plan"), and interests in the Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 or another appropriate form in respect of the registration of such Common Stock and Plan interests and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock and Plan interests under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of March, 1997.


                                                      /s/ Andrall E. Pearson
                                                   -----------------------------
                                                   (Signature)
                                                         Andrall E. Pearson

                                POWER OF ATTORNEY

                              TRAVELERS GROUP INC.

                                   (Form S-8)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), to be offered by the Company pursuant to the Travelers Group 401(k) Savings Plan (the "Plan"), and interests in the Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 or another appropriate form in respect of the registration of such Common Stock and Plan interests and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock and Plan interests under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of March, 1997.


                                                        /s/ Frank J. Tasco
                                                    ----------------------------
                                                    (Signature)
                                                            Frank J. Tasco

                                POWER OF ATTORNEY

                              TRAVELERS GROUP INC.

                                   (Form S-8)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), to be offered by the Company pursuant to the Travelers Group 401(k) Savings Plan (the "Plan"), and interests in the Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 or another appropriate form in respect of the registration of such Common Stock and Plan interests and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock and Plan interests under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of March, 1997.


                                                       /s/ Linda J. Wachner
                                                   -----------------------------
                                                   (Signature)
                                                           Linda J. Wachner

                                POWER OF ATTORNEY

                              TRAVELERS GROUP INC.

                                   (Form S-8)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), to be offered by the Company pursuant to the Travelers Group 401(k) Savings Plan (the "Plan"), and interests in the Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 or another appropriate form in respect of the registration of such Common Stock and Plan interests and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock and Plan interests under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of March, 1997.


                                                   /s/ Joseph R. Wright, Jr.
                                                --------------------------------
                                                (Signature)
                                                      Joseph R. Wright, Jr.

                                POWER OF ATTORNEY

                              TRAVELERS GROUP INC.

                                   (Form S-8)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of TRAVELERS GROUP INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), to be offered by the Company pursuant to the Travelers Group 401(k) Savings Plan (the "Plan"), and interests in the Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 or another appropriate form in respect of the registration of such Common Stock and Plan interests and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock and Plan interests under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of March, 1997.


                                                          /s/ Arthur Zankel
                                                       -------------------------
                                                       (Signature)
                                                              Arthur Zankel